HIT Finances Affordable Housing Option for Native Hawaiians Waiting to Come Off of DHHL’s Wait List

The AFL-CIO Housing Investment Trust (HIT) is financing the transformation of a bowling alley in Honolulu, Hawaii that has remained vacant for decades. Recently, a groundbreaking ceremony at the site marked the start of the Hale Moʻiliʻili apartments, a $116 million development that is set to make a significant impact on the local community. This mixed-use project, consisting of 278 residential units built entirely with union labor, is poised to become the state’s only high-rise rental affordable housing complex reserved exclusively for native Hawaiians.

Courtesy the Department of Hawaiian Home Lands.

The HIT’s $60.6 million investment in the Hale Moʻiliʻili apartments will help provide Hawaiians an affordable housing option as they wait to come off Department of Hawaiian Home Lands’ (DHHL) waitlist. On average, native Hawaiians comprise nearly half of the state’s homeless population and spend 23 years on the waiting list for a land lease award from the DHHL, an organization enacted by Congress to protect and improve the lives of native Hawaiians as well as manage Hawaii’s land trust. When finally awarded a homestead lease, DHHL beneficiaries can purchase the land for 99 years at a price of $1 per year. While the benefit of the DHHL awarded homestead is significant, the wait time is considerable.

“Innovative projects like Hale Moʻiliʻili ensure our Native Hawaiian families have a place to call home,” said Governor Josh Green, M.D. “Our families have endured on the waitlist for far too long.”

The Hale Moʻiliʻili apartments will boast a number of amenities designed to enhance the quality of life of its residents. These include a community room, playground, courtyard with picnic area, community garden space and parking – all provided free of charge for residents. The project is 100% affordable and located in central Honolulu, allowing easy access to essential services and local businesses. In all, the combination of amenities, affordability and location will offer native Hawaiian families a comfortable place to call home while waiting on their DHHL homestead award.

About the HIT:  The HIT is a fixed-income, investment-grade mutual fund with $7.0 billion in net assets. For 40 years, the HIT has been a leader in putting union and public pension capital to work to produce competitive returns and achieve mission-related collateral objectives. Investors should consider HIT’s investment objectives, risks, and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy by calling HIT Investor Relations at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of December 31, 2024. Economic impact data is in 2023 dollars and all other figures are nominal.